Execution Version

AMENDMENT to THE SUPPLY AND OFFTAKE AGREEMENT
THIS AMENDMENT to THE SUPPLY AND OFFTAKE AGREEMENT (this “Amendment”), dated as of February 1, 2013 is made between J. Aron & Company, a general partnership organized under the laws of New York (“Aron”) located at 200 West Street, New York, New York 10282-2198, and Alon Refining Krotz Springs, Inc. (the “Company”), a Delaware corporation located at 12700 Park Central Dr., Suite 1600, Dallas, Texas 75251 (each referred to individually as a “Party” or collectively as the “Parties”).
RECITALS
Aron and the Company are parties to the Amended and Restated Supply and Offtake Agreement dated as of May 26, 2010 and as from time to time thereafter amended (the “S&O Agreement”) pursuant to which Aron has agreed to procure crude oil and other petroleum feedstocks for the Company for use at the Refinery and purchase all refined products produced by the Refinery (other than certain excluded products);
Aron and the Company have entered into that certain Supplemental Agreement to the Supply and Offtake Agreement dated October 31, 2011 (the “Supplemental Agreement”), which terms and conditions therein supplement and amend the S&O Agreement; and
Aron and the Company wish to amend certain terms and conditions of the S&O Agreement and accordingly, agree as follows:

Section 1	Definitions; Interpretation

Section 1.1	Defined Terms. All capitalized terms used in this Amendment (including in the Recitals hereto) and not otherwise defined herein shall have the meanings assigned to them in the S&O Agreement.

Section 1.2	Interpretation. The rules of construction set forth in Section 1.2 of the S&O Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2	Amendments

Section 2.1	Amendments to S&O Agreement as of Effective Date. Upon the effectiveness of this Amendment, the S&O Agreement shall be amended as follows:
(a)         Sections 3.1 and 3.2 of the S&O Agreement are hereby amended and restated in their entirety to read as follows:
3.1 Term. This Agreement shall become effective on the Effective Date and, subject to Section 3.2, shall continue for a period starting at 00:00:01 a.m., CPT on the Commencement Date and ending at 11:59:59 p.m., CPT on May 31, 2019 (the “Term”; the last day of such Term being herein referred to as the “Expiration Date”, except as provided in Section 3.2 below).
3.2 Changing the Term. Aron may elect to terminate this Agreement early effective on May 31, 2016, May 31, 2017 or May 31, 2018 and the Company may elect to terminate this Agreement early effective on May 31, 2018; provided that no such election shall be effective unless the Party making such election (i) gives the other Party at least six (6) months prior notice of any such election pursuant to Article 26, (ii) concurrently exercises its right (or in the case of the Company, causes Alon USA, LP to exercise its rights) to terminate the Alon USA Supply and Offtake Agreement and (iii) concurrently exercises its right (or in the case of the Company, causes ASI to exercise its rights) to terminate the ASI Supply and Offtake Agreement effective as of the same early termination date elected for this Agreement. If any early termination is properly elected pursuant to the preceding sentence, the effective date of such termination shall be the “Early Termination Date.
(b)    By replacing, in their entirety, Schedules B-2 and D-2 to the S&O Agreement with the Schedules B-2 and D-2 attached hereto.

Section 2.2
References Within S&O Agreement. Each reference in the S&O Agreement to “this Agreement” and the words “hereof,” “hereto,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the S&O Agreement as heretofore amended and as amended by this Amendment.

SECTION 3	Representations and Warranties
To induce the other Party to enter into this Amendment, each Party hereby represents and warrants that (i) it has the corporate, governmental or other legal capacity, authority and power to execute this Amendment, to deliver this Amendment and to perform its obligations under the Supply and Offtake Agreement, as amended hereby, and has taken all necessary action to authorize the foregoing; (ii) the execution, delivery and performance of this Amendment does not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or Governmental Authority applicable to it or any of its assets or subject; (iii) all governmental and other consents required to have been obtained by it with respect to this Amendment have been obtained and are in full force and effect; (iv) its obligations under the Supply and Offtake Agreement, as amended hereby, constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law) and (v) no Event of Default with respect to it has occurred and is continuing.

SECTION 4	Miscellaneous

Section 4.1
S&O Agreement Otherwise Not Affected. Except for the amendments pursuant hereto, the S&O Agreement remains unchanged. As amended pursuant hereto, the S&O Agreement remains in full force and effect and is hereby ratified and confirmed in all respects. The execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith by either Party shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.

Section 4.2
No Reliance. Each Party hereby acknowledges and confirms that it is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

Section 4.3
Costs and Expenses. Each Party shall be responsible for any costs and expenses incurred by such Party in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

Section 4.4	Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Company, Aron and their respective successors and assigns.

Section 4.5
Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE.

Section 4.6	Amendments. This Amendment may not be modified, amended or otherwise altered except by written instrument executed by the Parties’ duly authorized representatives.

Section 4.7
Effectiveness; Counterparts. This Amendment shall be binding on the Parties as of the date on which it has been fully executed by the Parties. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 4.8
Interpretation. This Amendment is the result of negotiations between and have been reviewed by counsel to each of the Parties, and is the product of all Parties hereto. Accordingly, this Amendment shall not be construed against either Party merely because of such Party’s involvement in the preparation hereof.

[Remainder of Page Intentionally Left Blank]

NY2-714407

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to the S&O Agreement and the Market Agreement as of the date first above written.
J. ARON & COMPANY

By: /s/ Simon Collier

Name: Simon Collier

Title:

ALON REFINING KROTZ SPRINGS, INC.

By: /s/ Shai Even

Name: Shai Even

Title: Senior Vice President and Chief Financial Officer

NY2-714407

[schedules to be attached]

Table 1: Baseline Volume

Group		Step-In Price	Step-Out Price
GASOLINE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

JET	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

CATFEED	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

CRUDE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

SUPPLEMENTAL MATERIAL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

SLOP	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

DIESEL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

SLURRY	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

Trading Day: Any Business Day for which the relevant price is published.

Table 2: Volume in excess of Baseline Volume

Group		Step-In Price	Weekly Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
GASOLINE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days in the relevant Production Week	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out
	Reference Price	(The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract minus $0.12 / gallon) times 42	(The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract minus $0.12 / gallon) times 42	(The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract minus $0.12 / gallon) times 42	(The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract minus $0.12 / gallon) times 42	(The closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract minus $0.12 / gallon) times 42

JET	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days in the relevant Production Week	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out
	Reference Price	(The means of the daily quotations appearing in 'Platts US Marketscan' in the section 'Distillates and blendstocks' under the heading 'Gulf Coast' - Pipeline' for the 'Jet 54' quotation) times 42	(The means of the daily quotations appearing in 'Platts US Marketscan' in the section 'Distillates and blendstocks' under the heading 'Gulf Coast' - Pipeline' for the 'Jet 54' quotation) times 42	(The means of the daily quotations appearing in 'Platts US Marketscan' in the section 'Distillates and blendstocks' under the heading 'Gulf Coast' - Pipeline' for the 'Jet 54' quotation) times 42	(The means of the daily quotations appearing in 'Platts US Marketscan' in the section 'Distillates and blendstocks' under the heading 'Gulf Coast' - Pipeline' for the 'Jet 54' quotation) times 42	(The means of the daily quotations appearing in 'Platts US Marketscan' in the section 'Distillates and blendstocks' under the heading 'Gulf Coast' - Pipeline' for the 'Jet 54' quotation) times 42

CATFEED	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days in the relevant Production Week	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out
Reference Price
0.7 * Nymex RBOB * 42 + 0.3 * USGC ULSD * 42 - $5.00 / barrel, where Nymex RBOB is defined as "The closing settlement prices on the New York Mercantile Exchange for the Nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract" and USGC ULSD is defined as "Arithmetic average of the means of the daily quotations appearing in Platt's US Marketscan in the section GULF COAST under the heading Distillates and blendstocks for the Ultra low sulfur diesel-Pipeline quotation"

0.7 * Nymex RBOB * 42 + 0.3 * USGC ULSD * 42 - $5.00 / barrel, where Nymex RBOB is defined as "The closing settlement prices on the New York Mercantile Exchange for the Nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract" and USGC ULSD is defined as "Arithmetic average of the means of the daily quotations appearing in Platt's US Marketscan in the section GULF COAST under the heading Distillates and blendstocks for the Ultra low sulfur diesel-Pipeline quotation"

0.7 * Nymex RBOB * 42 + 0.3 * USGC ULSD * 42 - $5.00 / barrel, where Nymex RBOB is defined as "The closing settlement prices on the New York Mercantile Exchange for the Nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract" and USGC ULSD is defined as "Arithmetic average of the means of the daily quotations appearing in Platt's US Marketscan in the section GULF COAST under the heading Distillates and blendstocks for the Ultra low sulfur diesel-Pipeline quotation"

0.7 * Nymex RBOB * 42 + 0.3 * USGC ULSD * 42 - $5.00 / barrel, where Nymex RBOB is defined as "The closing settlement prices on the New York Mercantile Exchange for the Nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract" and USGC ULSD is defined as "Arithmetic average of the means of the daily quotations appearing in Platt's US Marketscan in the section GULF COAST under the heading Distillates and blendstocks for the Ultra low sulfur diesel-Pipeline quotation"

0.7 * Nymex RBOB * 42 + 0.3 * USGC ULSD * 42 - $5.00 / barrel, where Nymex RBOB is defined as "The closing settlement prices on the New York Mercantile Exchange for the Nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Contract" and USGC ULSD is defined as "Arithmetic average of the means of the daily quotations appearing in Platt's US Marketscan in the section GULF COAST under the heading Distillates and blendstocks for the Ultra low sulfur diesel-Pipeline quotation"

CRUDE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)
Arithmetic average of the closing settlement prices for each calendar day in the relevant Production Week. For each calendar day that is not a Trading Day (i.e. weekends and holidays), the closing settlement price shall be deemed to be the closing settlement price for the immediately preceding Trading Day.
				Arithmetic average of the Trading Days in the applicable calendar month	Base Price	Arithmetic average of the Trading Days on the relevant Applicable Step-Out
	Reference Price	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract plus $5.50 / barrel	Applicable Grade Differential and Roll Component from the Procurement Contract plus the closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract	Base Price	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract plus $5.50 / barrel

SUPPLEMENTAL MATERIAL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Not applicable	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out
	Reference Price	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract	Not applicable	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract

SLOP	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days in the relevant Production Week	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out
	Reference Price	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract minus $10.00 / barrel	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract minus $10.00 / barrel	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract minus $10.00 / barrel	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract minus $10.00 / barrel	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract minus $10.00 / barrel

SLURRY	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days in the relevant Production Week	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out
Reference Price
Arithmetic average of the means of the daily quotations appearing in 'Platts US Marketscan' under the heading 'GULF COAST' in the section 'Residual fuel ($/bbl)' for the No. 6 3.0% quotation minus $6.00 / barrel

Arithmetic average of the means of the daily quotations appearing in 'Platts US Marketscan' under the heading 'GULF COAST' in the section 'Residual fuel ($/bbl)' for the No. 6 3.0% quotation minus $6.00 / barrel

Arithmetic average of the means of the daily quotations appearing in 'Platts US Marketscan' under the heading 'GULF COAST' in the section 'Residual fuel ($/bbl)' for the No. 6 3.0% quotation minus $6.00 / barrel

Arithmetic average of the means of the daily quotations appearing in 'Platts US Marketscan' under the heading 'GULF COAST' in the section 'Residual fuel ($/bbl)' for the No. 6 3.0% quotation minus $6.00 / barrel

Arithmetic average of the means of the daily quotations appearing in 'Platts US Marketscan' under the heading 'GULF COAST' in the section 'Residual fuel ($/bbl)' for the No. 6 3.0% quotation minus $6.00 / barrel

DIESEL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days in the relevant Production Week	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out
Reference Price
(Arithmetic average of the means of the daily quotations appearing in Platt's US Marketscan in the section GULF COAST under the heading Distillates and blendstocks for the Ultra low sulfur diesel-Pipeline quotation minus $0.08 / gallon) times 42

(Arithmetic average of the means of the daily quotations appearing in Platt's US Marketscan in the section GULFCOAST under the heading Distillates and blendstocks for the Ultra low sulfur diesel-Pipeline quotation minus $0.08 / gallon) times 42

(Arithmetic average of the means of the daily quotations appearing in Platt's US Marketscan in the section GULF COAST under the heading Distillates and blendstocks for the Ultra low sulfur diesel-Pipeline quotation minus $0.08 / gallon) times 42

(Arithmetic average of the means of the daily quotations appearing in Platt's US Marketscan in the section GULF COAST under the heading Distillates and blendstocks for the Ultra low sulfur diesel-Pipeline quotation minus $0.08 / gallon) times 42

(Arithmetic average of the means of the daily quotations appearing in Platt's US Marketscan in the section GULF COAST under the heading Distillates and blendstocks for the Ultra low sulfur diesel-Pipeline quotation minus $0.08 / gallon) times 42

NY2-683992

Trading Day: Any day for which the relevant price is published.

Base Price: The volume weighted average per barrel price of the Crude Oil sold to the Company hereunder shall equal the per Barrel purchase price calculated under all Procurement Contracts under which such Crude Oil was acquired.

Applicable Step-Out Date:In the event of a Termination Date of :
May 31, 2016, the Applicable Step-Out Dates shall be: May 26, 27, 31 of 2016
May 31, 2017, the Applicable Step-Out Dates shall be: May 26, 30, 31 of 2017
May 31, 2018, the Applicable Step-Out Dates shall be: May 29, 30, 31 of 2018
May 31, 2019, the Applicable Step-Out Dates shall be May 29, 30, 31 of 2019

NY2-714407

Schedule D

Operational Volume Range

Product Group	Minimum (bbl)		Maximum (bbl)		Aron notification deadline for Target Month End Volume	Maximum Allowed Change in Month End Target
	Baseline Volume	Volume in excess of Baseline	Baseline Volume	Volume in excess of Baseline
Crude	221,000	0	221,000	174,000	Business day following receipt of Monthly Crude Forecast

Supplemental Material (Amdel)	273,000	0	273,000	0	Business day following receipt of Monthly Crude Forecast

Gasoline	440,000	0	440,000	140,000	30th of preceeding month

Jet	51,000	0	51,000	74,000	30th of preceeding month

Diesel	136,000	0	136,000	135,000	30th of preceeding month

Catfeed	60,000	0	60,000	129,000	Business day following receipt of Monthly Crude Forecast	Maximum increase / decrease of 40,000 bbls

Slop	5,000	0	5,000	16,000	30th of preceeding month

lurry	15,000	0	15,000	45,000	30th of preceeding month

NY2-714407